UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 13, 2008

Lone Mountain Mines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-32032	83-0375241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1174 Manito Drive NW, PO Box 363, Fox Island WA	98333
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (253)  549-4336

PC 9-1-1, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company on August 11, 2008, acquired the Big Andy Mine for $10,000 in cash from Silver Mountain Mines.     The mine is located at 92K15W;  (50 degrees46’ North Latitude, 124 degrees 47’ West Longitude); (NAD 27)  374237 E 5625175 N.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company amended its Articles of Incorporation on August 13, 2008 to change the name of the Company to Lone Mountain Mines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE MOUNTAIN MINES, INC.

/s/ Kevin M. Murphy

Kevin M. Murphy, President and Director